Pax World Funds Series Trust I

Pax World Funds

ESG Managers Asset Allocation Portfolios

Supplement dated January 29, 2016

to the

Prospectuses

Dated May 1, 2015

Effective January 29, 2016, the Prospectus for the Pax World Funds is amended as follows:

Page 94 — the final paragraph under the section entitled Class A shares Not Subject to a Sales Charge is replaced in its entirety with the following:

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisors authorized to sell the Funds and employees of the Adviser.  Whether a sales charge waiver described above is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary.  Please see the Statement of Additional Information for more information about reductions and waivers of sales charges, including deferred sales charges.  You may consult your financial representative or the Funds for assistance.

Effective January 29, 2016, the Prospectus for the ESG Managers Portfolios is amended as follows:

Page 63 — the final paragraph under the section entitled Class A shares Not Subject to a Sales Charge is replaced in its entirety with the following:

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisors authorized to sell the Funds and employees of the Adviser.  Whether a sales charge waiver described above is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary.  Please see the Statement of Additional Information for more information about reductions and waivers of sales charges, including deferred sales charges.  You may consult your financial representative or the Funds for assistance.

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Please retain this Supplement for future reference.